UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 27, 2022

Kyndryl Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40853	86-1185492
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Vanderbilt Avenue, 15th Floor
New York, New York 10017
(Address of principal executive offices, and Zip Code)

212-896-2098

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	KD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporations or Bylaws; Change in Fiscal Year

On January 27, 2022, the Board of Directors of Kyndryl Holdings, Inc. (the “Company” or “Kyndryl”) approved a change to the fiscal year of the Company from December 31 to March 31, to commence with the fiscal year ending March 31, 2023.

In connection with the change in the Company’s fiscal year, the Company will file a Transition Report on Form 10-QT for the three-month period ending March 31, 2022.

Item 7.01 Regulation FD Disclosure

In the fourth quarter of 2021, the Company implemented a new operating model and reporting structure. With this change, the way the Company organizes its operating and reportable segments was revised to better reflect the way the chief operating decision maker (“CODM”) reviews performance and allocates resources. In addition, the measures of segment operating performance used by Kyndryl’s CODM changed.

The updated measures of segment operating performance used by Kyndryl’s CODM are revenue and adjusted EBITDA. The use of revenue and adjusted EBITDA aligns with how the CODM assesses performance and allocates resources for the Company’s segments.

The updated segments were reorganized to reflect the way they are reviewed by the CODM, resulting in the four reportable segments described as follows:

United States: This segment comprises Kyndryl’s operations in the United States.

Japan: This segment comprises Kyndryl’s operations in Japan.

Principal Markets: This segment comprises Kyndryl’s operations in Australia/New Zealand, Canada, France, Germany, India, Italy, Spain/Portugal, and the United Kingdom/Ireland.

Strategic Markets: This segment comprises Kyndryl’s operations in all other geographic locations.

On January 31, 2022, the Company issued a press release announcing the change in its reportable segments, the change in its fiscal year and the planned timing of the release of its fourth quarter and full year 2021 earnings. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. For informational purposes only, recast segment financial data for the fiscal years ended December 31, 2020 and 2019, as well as the selected interim periods for fiscal year 2021 and 2020 are included in the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K. This information is being furnished pursuant to Regulation FD in order to provide summary financial information and historical data that is presented on a basis consistent with the new reporting structure. The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 will reflect the new reporting structure with prior periods adjusted accordingly.

The information in this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Number	Description of Exhibit
99.1	Press Release, dated January 31, 2022 (Furnished herewith)
104	Cover Page Interactive Data File (embedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2022

KYNDRYL HOLDINGS, INC.
By:	/s/ Vineet Khurana
Name: Vineet Khurana
Title: Vice President and Controller